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                                                             EXHIBIT 99.1



                Certification Pursuant to 18 U.S.C. Section 1350,
                    as Adopted Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of North Pittsburgh Systems, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, H. R. Brown, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: August 13, 2002                /s/ H. R. Brown
                                     -----------------------------------------
                                     H. R. Brown
                                     President and Chief Executive Officer